SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  December 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date December 21, 1998.

                            See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated December 21, 1998.



   National Auto Finance 1998-1 Trust
   Monthly Servicer Certificate
     21-Dec-98

                       Pre-
                Pre-  Funding
     Collect   FundingReserve  Spread    Revolvi    Cert                Master
       Acct     Acct   Acct      Acct     Acct      Acct    Transferor Servicer
 1           0      0      0   6,449,712      0           0          0        0
 2                  0      0      24,378      0           0          0        0

 3
 4   3,036,668      0      0           0      0           0          0        0
 5           0      0      0           0      0           0          0        0
 6      17,144      0      0           0      0           0          0        0
 7           0      0      0           0      0           0          0        0
 8        (468)     0      0           0      0           0        468        0
 9           0      0      0           0      0           0          0        0
10     (17,144)     0      0     (24,378)     0           0     41,523        0
11  (2,149,663)     0      0           0      0   2,149,663          0        0
12           0      0      0           0      0           0          0        0

13
14    (886,537)     0      0           0      0     886,537          0        0
15           0      0      0           0      0           0          0        0
16           0      0      0           0      0           0          0        0
17           0      0      0           0      0           0          0        0
18           0      0      0      79,371      0           0          0        0
19           0      0      0           0      0           0          0        0
20           0      0      0           0      0           0          0        0
21           0      0      0           0      0           0          0        0
22           0      0      0           0      0           0          0        0
23           0      0      0           0      0           0          0        0
24           0      0      0           0      0           0          0        0
25           0      0      0           0      0           0          0        0
26           0      0      0           0      0           0          0        0
27           0      0      0           0      0           0          0        0
28           0      0      0           0      0           0          0        0

29           0      0      0           0      0           0          0        0
30           0      0      0           0      0           0          0        0
31           0      0      0   6,529,084      0   3,036,200     41,991        0
32           0      0      0           0      0   3,036,200          0        0


 1 Beginning Account Balances
 2 Interest Income

 3 Collection Account
 4 Lockbox Collections during the Collections Period
 5 Add: Retransfer Amount received in respect of any Retransferred Contracts
 6 Add: Any income and gain from investments of funds in the Collection Account 7 Add: Amts received from Transferor, Master Servicer or any Subservicer
 8 Less: Late Payment fees collected with respect to the Contracts on Deposit
 9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts

13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Payback from 96-1 Trust
16 Add: Payback from 97-1 Trust
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Certificate Account 23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Add: Amount Due to Class A Investors
26 Less: Amendment Expense FSA
27 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 28 Less: Pmts to Transferor with respect to Retransferred Contracts or property

   Pre-Funding Reserve Account
29 Less: Amount in excess of Required Deposit
30 Less: Amounts Distributed
31 Ending Account Balances
32 Available Amount to Certificate Holders



  National Auto Finance 1998-1 Trust
  Monthly Servicer Certificate
           21-Dec-98
                                                          Cert
                                                        Account       Payment

Available Amount                                         3,036,200            0

Payments on Payment Date
   (i)  Servicing Fee                                     (120,750)     120,750
        NAFI Operating Depository Account
        First Union National Bank, Charlotte, NC
        Acct #2010000259454 - ABA 053000219

   (ii) Trustee, Collateral Agent                           (1,402)       1,402
        and Custodial fees
        Harris Trust and Savings Bank
        (Legal Fees payable to Seward and Kissel)

  (iiia)Class A Interest                                  (323,055)     323,055

  (iiib)Class A Principal                               (2,493,120)   2,493,120

   (iv) Certificate Insurer                                (18,502)      18,502
        Financial Security Assurance
        Morgan Guaranty Trust
        Acct #000-33-345 ABA 021-000-238

   (v)  Collateral Agent (Spread Account)                  (79,371)      79,371
        Harris Trust and Savings Bank

   (va) Cross Collateralization To 96-1                          0            0

   (vi) [Reserved]                                               0            0

  (vii) Unreimbursed expenses to the Trustee                     0            0

  (viii)Unreimbursed expenses to the Master Servicer             0            0

   (ix) Unreimbursed expenses to the Standby Servicer            0            0

   (x)  Unreimbursed expenses to the Transferor                  0            0

   (xi) Class B Certificate Holders                              0            0
        National Auto Finance Company, Inc.
        First Union National Bank
        Acct #2010000259454 - ABA 053000219

Pursuant to section 3.17 of the Pooling and Service Agreement dated as of January 15, 1998 among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer is providing the attached Monthly Statement for the
Collection Period                                        30-Nov-98


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
  21-Dec-98

                                                       1 Month       2 Months
(A) Portfolio Performance Tests:         Current:      Previous      Previous
                                         (yes/no)      (yes/no)      (yes/no)
Trigger Event  (Yes/No)                    yes           yes           yes

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             7,143,784    75,260,784         9.492%
1 Month Prior:              5,461,979    72,449,992         7.539%
   Current:                 5,056,963    69,710,300         7.254%
                                                            8.095%

Maximum Delinquency Ratio                                    8.25%

                                                       Monthly        Annual
Gross Defaulted Contracts                              Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:             1,234,041    76,544,631         1.612%       19.346%
1 Month Prior:              1,008,362    73,855,388         1.365%       16.384%
Current:                    1,263,660    71,080,146         1.778%       21.334%
                                                            1.585%       19.021%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   18.00%
(iii)  Month 25 through the remainder of the transaction                  14.00%

                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:               332,875    76,544,631         0.435%        5.219%
1 Month Prior:                346,316    73,855,388         0.469%        5.627%
Current:                      590,029    71,080,146         0.830%        9.961%
                                                            0.578%        6.936%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                    8.00%
(iii)  Month 25 through the remainder of the transaction                   6.00%


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
  21-Dec-98

                                                       1 Month       2 Months
(B) Insurance Agreement Event of Defaults              Previous      Previous
                                         Current:      (yes/no)      (yes/no)
Event of Default (Yes/No)                   no            no            no

(1)         Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)         Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             7,143,784    75,260,784         9.492%
1 Month Prior:              5,461,979    72,449,992         7.539%
Current:                    5,056,963    69,710,300         7.254%
                                                            8.095%

Maximum Delinquency Ratio                                   11.00%


(5)         The Default Rate average over the 3 previous Monthly
            Periods exceeds 25% for month 1 through 24,
             and 17% for the remainder of the transaction;


                                                       Monthly        Annual
Defaults                                               Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:             1,234,041    76,544,631         1.612%       19.346%
1 Month Prior:              1,008,362    73,855,388         1.365%       16.384%
Current:                    1,263,660    71,080,146         1.778%       21.334%
                                                            1.585%       19.021%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   25.00%
(iii)  Month 25 through the remainder of the transaction                  17.00%


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
  21-Dec-98


(B) Insurance Agreement Event of defaults (Cont.)

(6) The Net Loss Rate averaged over the 3 previous Monthly Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:               332,875    76,544,631         0.435%        5.219%
1 Month Prior:                346,316    73,855,388         0.469%        5.627%
Current:                      590,029    71,080,146         0.830%        9.961%
                                                            0.578%        6.936%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                   11.00%
(iii)  Month 25 through the remainder of the transaction                   8.00%


(7)         The Servicer Termination Events listed below:

    (i)     Failure to deposit funds as required under the              no
            Pooling and Servicing Agreement

    (ii)    Failure to deliver the Servicer's Certificate               no

   (iii)    Breach of Servicer covenants                                no

    (iv)    Bankruptcy or insolvency of the Servicer                    no

    (v)     Material breach of representations and warranties           no

    (vi)    Certificate Insurer has not delivered a                     no
            Servicer Extension Notice

   (vii)    Insurance Agreement Event of Default on                     no
            this or other transactions

   (viii)   Claim under the policy                                      no


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
 21-Dec-98


Class A Interest Schedule
           Opening Class A Principal Balance                         65,929,493
           Class A Interest Rate                                           5.88%
           30/360*Class A Interest Rate                                    0.49%
           Current Class A Interest  Distribution                       323,055
           Prior Class A Interest Arrearage                                0.00
           Class A Interest Due                                         323,055

           Current Class A Interest Arrearage                              0.00



           Opening Class A Principal Balance                         65,929,493

           Scheduled Principal                                        1,168,222
           Prepayments                                                  573,161
           Liquidated Contracts                                         998,309
           Less: Principal write-up adjustment
                                                                      2,739,692
           Retransfers                                                        0
                                                                      2,739,692

           Class A Share - 91%                                        2,493,120
           Remaining Prefunding Account Balance                               0
           Principal due to Class A                                   2,493,120

           Prepayment from Revolving Account                                  0
           Prepayment From Pre-Funding Account                                0
           Prior Class A Arrearage                                            0

           Class A Principal Due                                      2,493,120

           Class A Principal Distribution                             2,493,120

           Current Class A Arrearage                                          0

Ending Class A Principal Balance after current Distribution          63,436,373


Servicing Fee Schedule

           Beginning Collateral Balance                              72,449,992
           Annual Servicing Rate                                           2.00%
           Prior Servicing Fee Arrearage                                      0
           Current Servicer Fee                                         120,750
           Servicer Fee Due                                             120,750
           Servicer Fee Paid                                            120,750
           Current Servicing Fee Arrearage                                    0


National Auto Finance 1998-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


SEC Reporting and Trustee Fee Schedule

Sec Reporting Fee                                                        408.59
Legal Fees                                                               993.23
Prior Trustee Fee Arrearage                                                0.00
Current SEC and Trustee Fee                                                0.00
Trustee Fee Due                                                        1,401.82
Current Trustee Fee Arrearage                                              0.00


Certificate Insurer Schedule

Ending  Class A Balance                                              63,436,373
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.00%
Certificate Insurer Fee                                               18,502.28


Pre-Funding Account

Opening Balance                                                            0.00
Monthly Originations X 91%                                                 0.00
Withdrawal From Pre-Funding Account                                        0.00
Prepayment associated with end of Pre-Funding Period                       0.00
Due to Class A Investors                                                   0.00
Closing Balance                                                            0.00


Revolving Account Schedule

Opening Balance                                                            0.00
Amount Transferred from Collection Account                                 0.00
First Interim Balance                                                      0.00
Withdrawal From Revolving Account                                          0.00
Second Interim Balance                                                     0.00
Amount Transferred to Certificate Account
Prepayment Associated with Release from Revolving Acct                     0.00
Ending Balance                                                             0.00


Spread Account

Initial Collateral Balance                                           85,200,000
Opening Spread Account Balance                                        6,449,712
Less Interest Earned                                                    (24,378)
Opening Spread Account Balance                                        6,449,712
Required Balance Spread Account                                       6,272,326
Required Deposit to Spread Account                                            0
Ending Spread Account Balance                                            79,371
Remaining Deposit Required                                            6,529,084

Cap                                                                   6,273,927

Floor                                                                63,436,373
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000



National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
   21-Dec-98


Class A Certificate Factor

                                       Current Class A Balance       63,436,373
                                       Initial Class A Balance       85,200,000

                                       Certificate Factor:         0.7445583665




Aggregate Contract Principal Balance                                 69,710,300

Class A Balance                                                      63,436,373
Less: Prefunding Account                                        0
 Receivable backed Certificates                                      63,436,373

A Investor Percentage                                                     91.00%




Weighted Average Coupon                                                   19.05%

Weighted Average Maturity                                                 43.01




National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
          21-Dec-98


Beginning of Transaction         12/16/97
Payment Date                     12/21/98
Month of Transaction                   12
Period Ended                     11/30/98

Collection Account
Beginning Balance                                                             0
Collections during the Collections Period                             3,036,668
Retransfer Amt received in respect of any Retransferred Contracts             0
Any income & gain from investments of funds in Collection Acct           17,144
Amts received from Transferor, Master Servicer or any Subservicer             0

Late Pmt Fees collected with respect to Contracts on Deposit                468
Supplemental Servicing Fee                                                    0
Amounts deposited with respect to  Retransferred Accounts                     0
Scheduled Principal                                                   1,168,222
Prepayments                                                             573,161
Recoveries                                                              408,280

Certificate Account
Amounts received from the Transferor                                          0
Amounts received from the Master Servicer or Subservicer                      0
Withdrawals from the Pre-Funding Reserve Account                              0
Withdrawals from the Spread Account                                           0
Proceeds of any Contracts or Property                                         0
Any income and gain on investments of funds in Certificate Acct               0
Amounts received from Certificate Insurer (Claims to FSA)                     0

Expenses of an Opinion of Counsel                                             0
Expenses of Master Servicer or Transferor                                     0
Pmts to Master servicer of Insurance and Liquidation Proceeds                 0
Pmts to Transferor w/ respect to Retransferred Contracts or property          0

Pre-Funding Reserve Account
Beginning Balance                                                             0
Amount in excess of Required Deposit                                          0
Interest Income                                                               0

Certificate Insurer
Is there a claim on the policy in the current month,                         No
or has there ever been a claim?

Revolving Account
Beginning Balance                                                             0
Transfers                                                                     0
Over 3.0 Million Principal
Remaining balance due to Investors                                            0
Interest Income                                                               0

Pre-Funding Account
Beginning Balance                                                             0
Interest Income                                                               0
Remaining balance due to Investors                                            0

Spread Account

Beginning Balance                                                     6,449,712
Interest Income                                                          24,378

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
          21-Dec-98


Number of loans currently owned by Trust                                  6,309

Initial Collateral Balance                                           85,200,000

New Originations Transferred to Trust                                         0


Initial Certificate Account Balance                                           0

Previous Servicing Fee Arrearage                                              0

Previous Trustee, Collateral Agent,                                           0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                           0

Unreimbursed expenses to the Trustee                                          0

Unreimbursed expenses to the Master Servicer                                  0

Unreimbursed expenses to the Standby Servicer                                 0

Unreimbursed expenses to the Transferor                                       0


Opening Class A Principal Balance                                    85,200,000
Prior Class A Principal Arrearage                                             0




                                 Current     1 Month     2 Months     3 Months
                                              Prior        Prior       Prior
30+ Days Past Due               3,395,493    3,665,562    4,558,373   4,882,612
60+ Days Past Due               1,065,250    1,124,681    1,596,490   1,843,153
90+ Days Past Due                 596,220      671,736      988,920     602,182
Delinquent (30+ days past due)  5,056,963    5,461,979    7,143,784   7,327,948

Current Month Repos               855,730      508,477      605,414     596,800
New over 90 Days                  407,930      499,885      628,626     594,608
Defaults                        1,263,660    1,008,362    1,234,041   1,191,408

Liquidated Contracts
  Repos > 90 Days                 251,007       18,089      290,047     399,611
  Closed Repo's                   612,017      619,187      613,944     203,555
  Past Due > 120 Days              65,684      201,459            0           0
  Chapter 13 Bankruptcy            69,601       35,493            0           0
  Net Liquidated Accounts         998,309      874,227      903,991     603,166

Recoveries - net of expenses      408,280      527,911      571,116     235,486

Net Losses                        590,029      346,316      332,875     367,680

ACPB                           69,710,300   72,449,992   75,260,784  77,828,478



Principal Paid

                      01/21/98                 570,239
                      02/21/98               1,187,300
                      03/21/98               1,351,552
                      04/21/98               1,748,564
                      05/21/98               1,884,175
                      06/21/98               1,969,574
                      07/21/98               1,484,618
                      08/21/98               2,368,108
                      09/21/98               1,811,954
                      10/21/98               2,336,602
                      11/21/98               2,557,821

                                            19,270,507




NATIONAL AUTO FINANCE COMPANY, INC.
as Master Servicer


Thomas Costanza       25-Feb-99
Vice President, CFO



        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO

Dated:        November 30, 1998